Short-Term Loans	12 Months Ended
Dec. 31, 2014
Short-Term Loans
13.	SHORT-TERM LOANS

On June 25, 2012 and September 5, 2012, Techfaith BVI (a wholly owned subsidiary of the Group) obtained three loans of $5,350, $5,000 and $5,000 denominated in U.S. dollars from an independent third party (the “Lender”) to fund its investment in 17FOXSY, one of the Group’s subsidiaries. These loans were due on demand by the Lender after one year from the date the loan agreements or upon the bankruptcy of Techfaith BVI. These loans were non-interest bearing and uncollateralized. In 2013, the Group signed the supplemental agreements, according to which the maturity of loans are extended and due on demand of the Lender after the second anniversary of the loans or other date mutually agreed and the loans are bearing an annual interest rate of 2% in the second year. In 2014, the Group repaid the principle of borrowings of $1,100.

On December 23, 2014, One Net, one subsidiary of the Group, obtained an eleven-month loan of $487 from Beijing Jiuxianqiao Branch of Bank of Beijing to fund working capital in daily operations. The loan bears an annual interest rate of 8.4% and is guaranteed by Mr. Defu Dong, the Chairman and Chief Executive Office and Mr. Deyou Dong, the Director, President and Chief Operating Officer of the Group.

For the years ended December 31, 2012, 2013, and 2014, interest expenses on short-term loans amounted to $nil, $115 and $293 respectively.